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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 1996



                           CBR BREWING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


   Florida                          33-2217A                          65-0145422
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(State or other                   (Commission                   (I.R.S. Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                           Number)



433 North Camden Drive, Suite 1200,
Beverly Hills, California                                                  90210
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (310) 274-5172


                                 Not applicable
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         (Former name or former address, if changed since last report)


Exhibit index page number:  Not applicable.

Total sequentially numbered pages in this document:  4

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective November 11, 1996, CBR Brewing Company, Inc., a Florida corporation (the "Company"), dismissed Ernst & Young as the Company's independent accountants, and engaged Deloitte Touche Tohmatsu, as the Company's new independent accountants. The dismissal of Ernst & Young and the retention of Deloitte Touche Tohmatsu was approved by unanimous consent of the Company's Board of Directors on November 11, 1996 for reasons of efficiency and economy, as Deloitte Touche Tohmatsu is the independent accountants for the Company's major associated company, Zhaoqing Blue Ribbon Brewery Noble, Ltd. Prior to the engagement of Deloitte Touche Tohmatsu, the Company did not consult with such firm regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

          Ernst & Young audited the Company's financial statements for the two months ended December 31, 1994 and year ended December 31, 1995, and issued unqualified opinions for each of such periods. During the periods ended December 31, 1994 and 1995, and the period from January 1, 1996 to November 11, 1996, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements.

          The Company has provided Ernst & Young with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of Ernst & Young's letter will be filed as an Amendment to this Current Report on Form 8-K when received.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c.   Exhibits:

     Exhibit
     Number    Description
     ------    -----------

     16.1 Letter from Ernst & Young addressed to the Securities and Exchange Commission to be filed as an amendment

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 1996

                                  CBR BREWING COMPANY, INC.
                                        (Registrant)


                                  By: /s/ John Z. Li
                                      ---------------------
                                      John Z. Li, President

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